FOR IMMEDIATE RELEASE
Aquila Tax-Free Trust of Oregon Announces Special Meeting of Shareholders to Be Held on May 29, 2020 Will Be Held as a Virtual Meeting
NEW YORK, NY, April 24, 2020. Aquila Tax-Free Trust of Oregon (the “Fund”) announced today that the Fund’s Special Meeting of Shareholders (the “Meeting”) to be held on May 29, 2020 will be held as a virtual meeting.
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In light of public health concerns regarding the ongoing coronavirus disease 2019 (COVID-19) pandemic, the Meeting to be held on Friday, May 29, 2020 will be held in a virtual meeting format only. Shareholders will not be able to attend the Meeting in person. This change has been made out of an abundance of caution and is intended to support the health and well-being of shareholders. The March 2, 2020 record date for determining shareholders entitled to vote at the Meeting remains unchanged.
Any shareholder of record of the Fund as of the close of business on March 2, 2020 is entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Shareholders may participate in the Meeting at www.meetingcenter.io/264832045 by entering the control number found on the shareholder’s proxy card and password TFTO2020 at the date and time of the Meeting. Shareholders may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.
If a shareholder holds shares through an intermediary, such as a bank or broker, the shareholder must register in advance to attend the Meeting. To register, the shareholder must submit proof of his or her proxy power (legal proxy) reflecting his or her Fund holdings along with his or her name and email address to Computershare Fund Services, the Funds’ tabulator. Shareholders may email an image of the shareholder’s legal proxy to legalproxy@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern time, on Wednesday, May 27, 2020. Shareholders will receive a confirmation email from Computershare of the shareholder’s registration and a control number that will allow the shareholder to vote at the Meeting.
Shareholders are not required to attend the Meeting to vote on the proposals. Whether or not a shareholder plans to attend the Meeting, the Fund urges shareholders to vote and authorize the shareholder’s proxy in advance of the Meeting by one of the methods described in the proxy materials for the Meeting. The Proxy Statement/Registration Statement is available on the Internet at https://www.proxy-direct.com/aqu-31090. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in date or the new format of the Meeting, and may continue to be exercised to vote a shareholder’s shares in connection with the Meeting.
For more information, please visit the Fund’s website, www.aquilafunds.com or call: 800‐437‐1020 or 212‐697‐6666.